                                   Exhibit A



                           DIGITAL SOUND CORPORATION





                       PREFERRED STOCK PURCHASE AGREEMENT





                              2,451,667 SHARES OF
                      SERIES B CONVERTIBLE PREFERRED STOCK


                            $6,612,502.50 AGGREGATE
                PRINCIPAL AMOUNT OF CONVERTIBLE PROMISSORY NOTES


                         Dated as of December 19, 1997

                           DIGITAL SOUND CORPORATION
                            6307 Carpinteria Avenue
                         Carpinteria, California 93013

                               December 19, 1997


To Each of the Persons Named
in Annex A to this Agreement

Gentlemen and Ladies:

     The undersigned, Digital Sound Corporation, a California corporation (the "Company"), hereby agrees with you (sometimes referred to herein individually as the "Investor" and sometimes collectively as the "Investors") as follows:


      1.          Authorization of Securities.  The Company has authorized the
                  ---------------------------
issue and sale or exchange of 2,451,667 shares of its Series B Convertible Preferred Stock (the "Preferred Stock"), having the rights, preferences, privileges and restrictions set forth in the Company's Certificate of Determination (the "Certificate") attached hereto as Annex B and $6,612,502.50 aggregate principal amount of its Convertible Promissory Notes in the form attached hereto as Annex C (the "Convertible Promissory Notes"). The Preferred Stock is convertible into the Company's common stock (the "Common Stock"); the Common Stock into which the Preferred Stock is convertible is sometimes referred to herein as the "Conversion Stock"; and the Preferred Stock, the Convertible Promissory Notes and the Conversion Stock are sometimes referred to herein collectively as the "Securities". The Convertible Promissory Notes are convertible into Preferred Stock.

     2.          Sale and Purchase of Preferred Stock.  Upon the terms and
                 ------------------------------------
subject to the conditions herein contained, the Company agrees to sell to each Investor, and each Investor severally agrees to purchase from the Company, at the Closing (as hereinafter defined) on the Closing Date (as hereinafter defined), the number of shares of Preferred Stock and the principal amount of Convertible Promissory Notes at the purchase price or for the other consideration set forth opposite its name on Annex A hereto.

     3.          Closing.  The closing of the sale to and purchase by the
                 -------
Investors of the Preferred Stock (the "Closing") shall occur by exchange of documents by mail or other courier to the respective parties to be held in escrow for delivery upon oral instruction of the parties by telephone conference call on the date hereof (the "Closing Date"). At the Closing, the Company shall deliver to each Investor a certificate evidencing the shares of Preferred Stock being purchased by it, which shall be registered in such Investor's name as stated on Annex A hereto, and a certificate evidencing the Convertible
Promissory Notes being purchased by it, which shall be registered in such Investor's name as stated on Annex A hereto, against, as applicable (i) delivery to the Company of payment by wire transfer in an amount equal to the purchase price of
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                                                                   Page 10 of 74

the shares of Preferred Stock and the Convertible Promissory Notes being purchased by it or (ii) surrender for cancellation of certificates evidencing the number of shares of Series A Convertible Preferred Stock of the Company (the "Series A Preferred Stock") set forth opposite its name on Annex A hereto.

           4.         Transfer Restrictions.
                      ---------------------


           4.1.       Restrictions.
                      ------------

                      (a) Each Investor understands and agrees that the Securities it will be acquiring have not been registered under the Securities Act, and that accordingly they will not be transferable except as permitted under various exemptions contained in the Securities Act, or upon satisfaction of the registration and prospectus delivery requirements of the Securities Act. Each Investor acknowledges that it must bear the economic risk of its investment in the Securities for an indefinite period of time since they have not been registered under the Securities Act and therefore cannot be sold unless they are subsequently registered or an exemption from registration is available.

                      (b) Each Investor represents and warrants to the Company that it is acquiring the Securities it has agreed to purchase for investment purposes only, for its own account, and not as nominee or agent for any other Person, and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act.

                      (c) Each Investor agrees with the Company as follows:


                          i) The certificates evidencing the Securities it has agreed to purchase, and each certificate issued in transfer thereof, will bear the following legend:


                          "The securities evidenced by this certificate have not been registered under the Securities Act of 1933, as amended, or any state securities laws and may not be sold or transferred unless there is an effective registration statement under such Act and any applicable state securities laws covering such securities or the Corporation receives an opinion of counsel (which counsel and opinion are reasonably satisfactory to the Corporation) stating that such sale or transfer is exempt from the registration and prospectus delivery requirements of such Act."


                          ii) The certificates representing such Securities, and each certificate issued in transfer thereof, will also bear any legend required under any applicable state securities law.

             iii) Absent a registration statement under the Securities Act covering the disposition of the Securities which such Investor acquires, such Investor will not sell, transfer, assign, pledge, hypothecate or otherwise dispose of any or all of the Securities without first providing the Company with an opinion of counsel (which counsel and opinion are reasonably satisfactory to the Company) stating that such disposition is exempt from the registration and prospectus delivery requirements of the Securities Act and has been registered or qualified under (or is exempt from the registration and qualification requirements of) any applicable state securities laws.

             iv) Such Investor consents to the Company's making a notation on its records or giving instructions to any transfer agent of the Common Stock, Preferred Stock or Convertible Promissory Notes in order to implement the restrictions on transfer of the Securities set forth in this paragraph (c).

     4.2.    Removal of Restrictions.  Any legend endorsed on a certificate
             -----------------------
evidencing a Security and any stop transfer instructions or notations on the Company's records with respect to such Security pursuant to Section 4.1(c)(i) hereof shall be removed or lifted and the Company shall issue a certificate without such legend to the holder of such Security upon request (a) if the transfer of such Security has been registered under the Securities Act, (b) if such Security may be sold under Rule 144(k) promulgated under the Securities Act or (c) if such holder provides the Company with an opinion of counsel (which counsel and opinion are reasonably satisfactory to the Company) stating that a public sale or transfer of such Security may be made without registration under the Securities Act.


     5.      Representations and Warranties by the Company. Except as set forth
             ---------------------------------------------
in the disclosure schedule that has been prepared, executed and delivered by the Company to the Investors on the date of this Agreement (the "Company Disclosure Schedule"), the Company covenants with, and represents and warrants to, each Investor as follows:

     5.1.    Due Organization; Subsidiaries; Etc.
             -----------------------------------

             (a) The Company owns no shares of capital stock of, or equity interest of any nature in, any Entity, other than Digital Sound International Corporation and DGSD Malaysia Corporation. (The Company and each of its Subsidiaries are sometimes referred to collectively in this Agreement as the "Company").

             (b) Each of the Company and each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all necessary power and authority: (i) to conduct its business in the manner in which its business is currently being conducted; and (ii) to own and use its assets in the manner in which its assets are currently owned and used.
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                                                                   Page 12 of 74

           (c) Except as set forth in the Company Disclosure Schedule, each of the Company and each Subsidiary is qualified to do business as a foreign corporation, and is in good standing, under the laws of all jurisdictions where the nature of its business requires such qualification and where the failure to so qualify would have a Material Adverse Effect. The Company shall become qualified or in good standing as soon as reasonably practicable after the Closing under the laws of all jurisdictions where the nature of its business requires such qualification.

     5.2.  Certificate of Incorporation and Bylaws.  The Company has made
           ---------------------------------------
available to the Investors accurate and complete copies of the articles of incorporation and bylaws of the Company and each Subsidiary, including all amendments thereto.

     5.3.  Capitalization, Etc.
           -------------------

           (a) As of December 15, 1997, the authorized capital stock of the Company consists of: (i) 50,000,000 shares of Common Stock, of which 20,561,593 shares have been issued and are outstanding as of the date of this Agreement; and (ii) 15,000,000 shares of preferred stock, no par value, of which 2,631,579 shares have been designated Series A Preferred Stock, all of which have been issued and are outstanding, and of which 3,386,667 shares have been designated Series B Preferred Stock, of which no shares are outstanding as of the date of this Agreement. All of the outstanding shares of Common Stock and Series A Preferred Stock have been duly authorized and validly issued, and are fully paid and nonassessable. Except as set forth in the Company Disclosure Schedule: (i) none of the outstanding shares of Common Stock or Series A Preferred Stock is entitled or subject to any preemptive or similar right; (ii) none of the outstanding shares of Common Stock or Series A Preferred Stock is subject to any right of first refusal in favor of the Company; and (iii) there is no contract to which the Company is a party, or of which the Company is aware, relating to the voting or registration of, or restricting any person from purchasing, selling, pledging or otherwise disposing of (or granting any option or similar right with respect to), any shares of outstanding Common Stock or Series A Preferred Stock. The Company is under no obligation to repurchase, redeem or otherwise acquire any outstanding shares of Common Stock or Series A Preferred Stock.

           (b) Except as set forth in the Company Disclosure Schedule and as of December 15, 1997, there is no: (i) outstanding subscription, option, call, warrant or right (whether or not currently exercisable) to acquire any shares of the capital stock or other securities of the Company; (ii) outstanding security, instrument or obligation that is or may become convertible into or exchangeable for any shares of the capital stock or other securities of the Company; or (iii) stockholder rights plan (or similar plan commonly referred to as a "poison pill") or Contract under which the Company is or may become obligated to sell or otherwise issue any shares of its capital stock or any other securities.


     5.4.  SEC Filings; Financial Statements.
           ---------------------------------

           (a) The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act in addition to one or more registration statements and amendments thereto heretofore filed by the Company with the SEC (all of the foregoing including filings incorporated by reference therein being referred to herein as the "Company SEC Documents"). As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing): (i) each of the Company SEC Documents complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act (as the case may be); and
(ii) none of the Company SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or its business, properties, prospects, operations or financial condition, which, under any applicable Legal Requirements, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

           (b) The financial statements (including any related notes) contained in the Company SEC Documents: (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by Form 10-Q under the Exchange Act, and except that the unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end adjustments which will not, individually or in the aggregate, be material in amount), and (iii) fairly present the consolidated financial position of the Company and its Subsidiaries as of the respective dates thereof and the consolidated results of operations of the Company and its Subsidiaries for the periods covered thereby.

     5.5.    Absence of Changes.  Except as set forth in the Company Disclosure
             ------------------
Schedule, since September 30, 1997, there has not been any material adverse change in the business, condition, assets, liabilities, operations, financial performance or prospects of the Company, and no event has occurred that could reasonably be expected to have a Material Adverse Effect on the Company.

     5.6.    Proprietary Assets.
             ------------------

             (a) The Company has taken reasonable measures and precautions to protect and maintain the confidentiality, secrecy and value of its Proprietary Assets.

             (b) Except as set forth in the Company SEC Documents and to the best knowledge of the Company: (i) all patents, trademarks, service marks and copyrights held by the Company are valid, enforceable and subsisting; (ii) no Company Proprietary Assets and no Proprietary Asset that is currently being developed by the Company (either by itself or with any other person) infringes, misappropriates or conflicts with any Proprietary Asset owned or used by any other Person; (iii) none of the products that are or have been designed, created, developed, assembled, manufactured or sold by the Company is infringing, misappropriating or making any lawful or unauthorized use of any Proprietary Asset owned or used by any other Person, and none of such products has at any time infringed, misappropriated or made any unlawful or unauthorized use of, and the Company has not received any notice or other communication (in writing or otherwise) of any actual, alleged, possible or potential infringement, misappropriation or unlawful or unauthorized use of any Proprietary Asset owned or used by any other Person; (iv) no other Person is infringing, misappropriating or making any unlawful or unauthorized use of, and no Proprietary Asset owned or used by any other Person infringes or conflicts with, any Company Proprietary Assets.

             (c) The Company's Proprietary Assets constitute all the Proprietary Assets necessary to enable the Company to conduct its business in the manner in which such business has been and is being conducted. The Company has not (i) licensed any of the Company Proprietary Assets to any person on an exclusive basis, or (ii) entered into any covenant not to compete or Contract limiting its ability to exploit fully any of its Proprietary Assets or to transact business in any market or geographical area or with any person.


     5.7.    Contracts.
             ---------

             (a) For purposes of this Agreement, any Contract that is or would be material to the Company, to the business, condition, capitalization or operations of the Company or to any of the transactions contemplated by this Agreement shall be deemed to constitute a "Material Contract."

             (b) Except as set forth in the Company Disclosure Schedule, each Material Contract is valid and in full force and effect, and is enforceable by the Company in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and
(ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

             (c) Except as set forth in the Company Disclosure Schedule, the Company has not violated or breached, or committed any default under, any Material Contract, and, to the best knowledge of the Company, no other person has violated or breached, or committed any default under, any Material Contract;
(ii) no event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time) will, or could reasonably be expected to,
(A) result in a violation or breach of any of the provisions of any Material Contract, (B) give any person the right to declare a default or exercise any remedy under any Material Contract, (C) give any person the right to accelerate the maturity or performance of any Material Contract, or (D) give any person the right to cancel, terminate or modify any Material Contract; and (iii) the Company has not received any notice or other communication regarding any actual or possible violation or breach of, or default under, any Material Contract.

     5.8.    Liabilities.  Except as set forth in the Company Disclosure
             -----------
Schedule, the Company does not have any accrued, contingent or other liabilities of any nature, either matured or unmatured (whether or not required to be reflected in financial statements in accordance with generally accepted accounting principles, and whether due or to become due), except for: (a) liabilities identified as such in the "liabilities" column of the unaudited balance sheet contained in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997; and (b) normal and recurring liabilities that have been incurred by the Company since September 30, 1997 in the ordinary course of business and consistent with past practices.

     5.9.    Compliance with Legal Requirements.  The Company is in compliance
             ----------------------------------
with all applicable Legal Requirements, except where the failure to comply with such Legal Requirements has not had and will not have a Material Adverse Effect on the Company. The Company has not received any notice or other communication from any Governmental Body regarding any actual or possible violation of, or failure to comply with, any Legal Requirement.

     5.10.   Transactions with Affiliates.  Except as set forth in the Company
             ----------------------------
SEC Documents or except as contemplated by this Agreement, since the date of the Company's last proxy statement filed with the SEC, no event has occurred that would be required to be reported by the Company pursuant to Item 404 of Regulation S-K promulgated by the SEC.

     5.11.   Legal Proceedings; Orders.  Except as set forth in the Company
             -------------------------
Disclosure Schedule or the Company SEC Documents, there is no pending Legal Proceeding, and, to the best knowledge of the Company, no Person has threatened to commence any Legal Proceeding: (i) that involves the Company or any of the assets owned or used by the Company; or (ii) that challenges, or that may have the effect of preventing, delaying, making illegal or otherwise interfering with any of the transactions contemplated by this Agreement. To the best knowledge of the Company, no event has occurred, and no claim, dispute or other condition or circumstance exists, that will, or that could reasonably be expected to, give rise to or serve as a basis for the commencement of any such Legal Proceeding. There is no order, writ, injunction, judgment or decree to which the Company, or any of the assets owned or used by the Company, is subject.

     5.12.    Authority; Binding Nature of Agreement.  The Company has the
              --------------------------------------
absolute and unrestricted right, power and authority to enter into and to perform its obligations under this Agreement, the Registration Rights Agreement referred to in Section 9.1(e), and the Convertible Promissory Notes. The Board of Directors of the Company (at a meeting duly called and held) has (a) determined that this Agreement, the Registration Rights Agreement referred to in
Section 9.1(e), the Convertible Promissory Notes and the Certificate and the transactions contemplated hereby and thereby are fair and in the best interests of the Company and its shareholders, (b) approved the execution, delivery and performance of this Agreement, the Registration Rights Agreement referred to in
Section 9.1(e), the Convertible Promissory Notes and the Certificate by the Company and has approved the transactions contemplated hereby and thereby and no further consent or authorization of the Company or the Board of Directors or shareholders is required except as contemplated by this Agreement, including, without limitation, by Section 8 hereof. This Agreement, the Registration Rights Agreement referred to in Section 9.1(e), and the Convertible Promissory Notes constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with their terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

     5.13.    Vote Required.  Except as contemplated by this Agreement
              -------------
(including, without limitation, Section 8 hereof), no vote of the holders of any class or series of the Company's capital stock is necessary to adopt and approve this Agreement, the Certificate or the transactions contemplated by this Agreement.

     5.14.    Issuance of Shares; Offering Valid.  The issuance of the
              ----------------------------------
PreferredStock has been duly authorized and, when issued in accordance with the terms hereof, the Preferred Stock shall be validly issued, fully paid and non-assessable and not subject to any Encumbrances arising by virtue of actions or omissions by the Company and entitled to the rights, preferences and privileges set forth in the Certificate. The Conversion Stock has been or will be duly authorized and reserved for issuance and, upon conversion in accordance with the Certificate, will be duly issued, fully paid and non-assessable and not subject to any Encumbrances. Assuming the accuracy of the representations and warranties of the Investors contained in Section 6, the offer, issuance and sale of the Securities are and will be exempt from the registration requirements of the Securities Act and are exempt from registration and qualification under the registration, permit or qualification requirements of all applicable state securities laws.

     5.15.    Non-Contravention; Consents.  Neither (1) the execution, delivery
              ---------------------------
or performance of this Agreement or any of the other agreements referred to in this Agreement, nor (2) the consummation of the transactions contemplated by this Agreement, will directly or indirectly (with or without notice or lapse of time):

     (a) contravene, conflict with or result in a violation of (i) any of the provisions of the articles of incorporation, bylaws or other charter or organizational documents of the Company, or (ii) any resolution adopted by the shareholders, the Board or any committee of the Board;

     (b) contravene, conflict with or result in a violation of, or give any Governmental Body or other Person the right to challenge the transactions contemplated by this Agreement or to exercise any remedy or obtain any relief under, any Legal Requirement or any order, writ, injunction, judgment or decree to which the Company, or any of the assets owned or used by the Company are subject;

     (c) contravene, conflict with or result in a violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate or modify, any Governmental Authorization that is held by the Company or that otherwise relates to the business of the Company or to any of the assets owned or used by the Company;

     (d) except as set forth in the Company Disclosure Schedule, contravene, conflict with or result in a violation or breach of, or result in a default under, any provision of any Contract that is or would constitute a Material Contract, or give any Person the right to (i) declare a default or exercise any remedy under any such Material Contract, (ii) accelerate the maturity or performance of any such Material Contract, or (iii) cancel, terminate or modify any term of such Material Contract; or

     (e) result in the imposition or creation of any Encumbrance upon or with respect to any asset owned or used by the Company (except for minor liens that will not, in any case or in the aggregate, materially detract from the value of the assets subject thereto or materially impair the operations of the Company).


     Except as set forth in the Company Disclosure Schedule, the Company will not be required to make any filing (other than the filing of the Certificate with the California Secretary of State or any SEC, NASD or state security law filings which may be required to be made by the Company and any registration statement which may be filed pursuant to the Registration Rights Agreement referred to in Section 9.1(e)) with or give any notice to, or to obtain any consent from, any Person in connection with (x) the execution, delivery or performance of this Agreement or any of the other agreements referred to in this Agreement, or (y) the onsummation of the transactions contemplated by this Agreement.

     5.16.   Fairness Opinion.  The Company's Board of Directors has received
             ----------------
the written opinion of Houlihan Lokey Howard & Zukin, dated November 21, 1997, to the effect that the transactions contemplated by this Agreement are fair to the existing holders of the Common Stock from a financial point of view.

     5.17.   Full Disclosure.  This Agreement (including the Company Disclosure
             ---------------
Schedule) does not (i) contain any representation, warranty or information that is false or misleading with respect to any material fact, or (ii) omit to state any material fact necessary in order to make the representations, warranties and information contained herein and therein (in the light of the circumstances under which such representations, warranties and information were made or provided) not false or misleading.

     6.      Representations and Warranties by the Investors.  Each Investor
             -----------------------------------------------
covenants with, and represents and warrants to, the Company as follows:

     6.1.    Sophistication, etc. The Investor has experience as an investor in
             -------------------
securities of companies similar to the Company and has the knowledge, sophistication and experience in business and financial matters necessary to evaluate the merits and risks of an investment in the Securities and is able to bear the risks of its investment in the Securities and to afford the complete loss of such investment.

     6.2.    Accredited Investor.  The Investor is an "accredited investor" as
             -------------------
such term is defined in Rule 501(a) of Regulation D under the Securities Act.

     6.3.    Access to Information.  The Investor has been afforded access
             ---------------------
toinformation about the Company and the Company's financial condition, results of operations, business, properties, technology, management and prospects. The Investor has been afforded the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning such matters as the Investor has deemed relevant to an evaluation of the merits and risks of investing in the Securities.

     6.4.    Corporate Acts and Proceedings.  All corporate (or, as appropriate,
             ------------------------------
partnership, limited liability company or other organizational) acts and proceedings required for the authorization, execution and delivery of this Agreement and the Registration Rights Agreement referred to in Section 9.1(e) hereof and the performance of this Agreement have been lawfully and validly taken or will have been so taken by the Investor prior to the Closing.

     6.5.    Binding Obligations.  This Agreement and the Registration Rights
             -------------------
Agreement referred to in Section 9.1(e) hereof constitute the legal, valid and binding obligations of the Investor and are enforceable against the Investor in accordance with their respective terms, except as such enforcement is limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' right generally or by equitable principles of general application (whether considered in an action at law or in equity).

     7.     Additional Representation and Warranty by Certain Investors.
            -----------------------------------------------------------
Each of Oak Investment Partners V, Limited Partnership and Oak V Affiliates Fund, Limited Partnership covenants with, and represents and warrants to, the Company that it has good and valid title to the number of shares of Series A Preferred Stock set forth opposite its name on Annex A hereto to be surrendered for cancellation hereunder, free and clear of all encumbrances, liens, pledges, charges or adverse claims.

     8.      Shareholders' Meeting.  (a) As expeditiously as reasonably
             ---------------------
practicable following the Closing, the Company shall file with the SEC its preliminary proxy statement (the "Proxy") pursuant to Section 14 of the Exchange Act and in no event shall such Proxy be filed later than February 27, 1998 and
(b) as expeditiously as reasonably practicable following the Closing, the Company shall hold its regular annual meeting and in no event shall such meeting be held later than April 15, 1998 (as extended, the "Meeting Date"); provided, however, if the period of time by which the Proxy is subject to SEC review exceeds 30 days, the Meeting Date shall be extended by such number of days that exceeds 30 days; provided that the Company is using its best efforts to cause the Proxy to be approved by the SEC within such 30 day period. Such meeting shall include for submission for shareholder approval an amendment to the Company's articles of incorporation increasing the Company's authorized Common Stock in an amount sufficient to cause the automatic conversion of the Convertible Promissory Notes.

     9.      Conditions of Parties' Obligations.
             ----------------------------------

     9.1.    Conditions of Investors' Obligations.  The obligation of each
             ------------------------------------
Investor to purchase and pay for the Preferred Stock and the Convertible Promissory Notes which it has agreed to purchase on the Closing Date is subject to the fulfillment prior to or on the Closing Date of the following conditions, any of which may be waived in whole or in part by an Investor with respect to such investor:

             (a) No Misrepresentation. The representations and warranties of the
                 --------------------
Company under this Agreement shall be deemed to have been made at and as of the Closing Date and shall, without regard to any Material Adverse Effect qualification contained therein, be true and correct in all material respects.

             (b) Compliance with Agreement. The Company shall have performed and
                 -------------------------
complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with by it on or before the Closing Date.

             (c) Certificate. The Certificate shall have been filed with the
                 -----------
Secretary of State of the State of California, and the Investors shall have received confirmation reasonably satisfactory to them that such filing has occurred.

             (d) Supporting Documents.  Each Investor shall have received the
                 --------------------
following:

                 i) A copy of the Certificate and copies of resolutions of the Board and each committee of the Board authorizing and approving the Certificate and the execution, delivery and performance of this Agreement and the Registration Rights Agreement referred to in Section 9.1(e) hereof and the transactions contemplated hereby and thereby, each certified by the secretary of the Company;

                 ii) A certificate of incumbency executed by the Secretary of the Company certifying the names, titles and signatures of the officer(s) executing the documents referred to in subparagraph (i).

             (e) Registration Rights Agreement. The Company and the Investors
                 -----------------------------
shall have entered into a Registration Rights Agreement in the form attached hereto as Annex D.

             (f) The Company shall have received a letter from the Nasdaq Stock Market, Inc., granting an exception from the shareholder approval requirement under Marketplace Rules, 4460(i)(1)(B) and (D)(ii), 4460(i)(2) and 4460(j) with respect to the transactions contemplated by this Agreement.

             (g) The Investors shall purchase (including the exchange of 2,631,579 shares of the Series A Preferred Stock) at least $25,000,000 of Preferred Stock and Convertible Promissory Notes at the Closing. Microsoft Corporation shall purchase at least $5,000,000 of Preferred Stock and Convertible Promissory Notes.

             (h) The Investors shall have received from Latham & Watkins, counsel for the Company, an opinion, dated the Closing Date, in the form attached hereto as Annex E.

             (i) The Board of Directors of the Company shall have received an opinion from Houlihan Lokey Howard & Zukin to the effect that the transactions contemplated by this Agreement are fair to the public shareholders of the Company from a financial point of view.

     9.2.    Condition of Company's Obligations.  The Company's obligation to
             ----------------------------------
issue and sell the Preferred Stock to the Investors on the Closing Date is subject to the fulfillment prior to or on the Closing Date of the following conditions, any of which may be waived in whole or in part by the Company.

             (a) No Misrepresentation. The representations and warranties of
                 --------------------
each of the Investors under this Agreement shall be deemed to have been made at and as of the Closing Date and shall be true and correct in all material respects.

            (b)   Compliance with Agreement.  Each of the Investors shall have
                  -------------------------
performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with by it on or before the Closing Date.

            (c)   Certificate.  The Certificate shall have been filed with the
                  -----------
Secretary of State of the State of California, and the Company shall have received confirmation reasonably satisfactory to it that such filing has occurred.

            (d) The Company shall not be required to sell and exchange less than 2,451,667 shares of the Preferred Stock to the Investors as a whole.

     10.    Definitions.  Unless the context otherwise requires, the terms
            -----------
defined in this Section 9 shall have the meanings specified for all purposes of this Agreement.

            "Affiliate" shall mean any Person that directly or indirectly
             ---------
controls, is controlled by, or is under common control with, the indicated
Person.

            "Agreement" shall mean this Agreement.
             ---------

            "Board" shall mean the Board of Directors of the Company.
             -----

            "Certificate" shall have the meaning assigned to it in Section 1
             -----------
hereof.

            "Common Stock" shall have the meaning assigned to it in Section 1
             ------------
hereof.

            "Company Proprietary Asset" shall mean any Proprietary Asset owned
             -------------------------
by or licensed to the Company or otherwise used by the Company.

            "Consent" shall mean any approval, consent, ratification,
             -------
permission, waiver or authorization (including any Governmental Authorization).

            "Contract" shall have mean any written, oral or other agreement,
             --------
contract, subcontract, lease, understanding, instrument, note, option, warranty, purchase order, license, sublicense, insurance policy, benefit plan or legally binding commitment or undertaking of any nature: (a) to which the Company is a party; (b) by which the Company or any asset of the Company is or may become bound or under which the Company has, or may become subject to, any obligation; or (c) under which the Company has or may acquire any right or interest.

            "Conversion Stock" shall mean the unissued Common Stock into which
             ----------------
the Preferred Stock is convertible and the Common Stock issued upon such conversion.

            "Encumbrance" shall mean any lien, pledge, hypothecation, charge,
             -----------
mortgage, security interest, encumbrance, claim, infringement, interference, option, right of first refusal, preemptive right, community property interest or restriction of any nature (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the receipt of any income derived from any asset, any restrictionOn the use of any asset and any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset).

     "Entity" shall mean any corporation (including any non-profit corporation),
      ------
general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization or entity.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.
      ------------

     "Governmental Authorization" shall mean any:  (a) permit, license,
      --------------------------
certificate, franchise, permission, clearance, registration, qualification or authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Body or pursuant to any Legal Requirement; or (b) right under any Contract with any Governmental Body.

     "Governmental Body" shall mean any (a) nation, state, commonwealth,
      -----------------
province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; or
(c) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, instrumentality, official, organization, unit, body or Entity and any court or other tribunal).

     "Holder" of any Security shall mean the record or beneficial owner of such
      ------
Security. A Holder of Preferred Stock shall be deemed to be also the Holder of the Conversion Stock underlying the Preferred Stock.

     "Holders of Majority of the Conversion Stock" shall mean the Holders of
      -------------------------------------------
more than 50% of the then-outstanding shares of the Conversion Stock issued or issuable upon conversion of the Preferred Stock.

     "Investor" shall have the meaning assigned to it in the introductory
      --------
paragraph of this Agreement.

     "Legal Proceeding" shall mean any action, suit, litigation, arbitration,
      ----------------
proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, inquiry, audit, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving, any court or other Governmental Body or any arbitrator or arbitration panel that could reasonably be expected to have a Material Adverse Effect on the Company.

           "Legal Requirement" shall mean any federal, state, local, municipal,
            -----------------
foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body.

           "Material Adverse Effect" shall mean an event, violation, inaccuracy,
            -----------------------
circumstance or other matter if such event, violation, inaccuracy, circumstance or other matter would have a material adverse effect on the business, condition, assets, liabilities, operations or financial performance of the Company and its subsidiaries taken as a whole.

           "Person" shall include all natural persons, corporations, business
            ------
trusts, associations, companies, partnerships, joint ventures and other Entities and Government Bodies.

           "Preferred Stock" shall have the meaning assigned to it in Section 1
            ---------------
hereof.

           "Proprietary Asset" shall mean any (a) patent, patent application,
            -----------------
trademark (whether registered or unregistered), trademark application, trade name, fictitious business name, service mark (whether registered or unregistered), service mark application, copyright (whether registered or unregistered), copyright application, maskwork, maskwork application, trade secret, know-how, customer list, franchise, system, computer software, computer program, source code, algorithm, invention, design, blueprint, engineering drawing, proprietary product, technology, proprietary right or other intellectual property right or intangible asset; or (b) right to use or exploit any of the foregoing.

           "Representatives" shall mean officers, directors, employees, agents,
            ---------------
attorneys, accountants, advisors and representatives.

           "SEC" shall mean the Securities and Exchange Commission.
            ---

           "Securities" shall have the meaning assigned to it in Section 1
            ----------
hereof.

           "Securities Act" shall mean the Securities Act of 1933, as amended.
            --------------

           "Subsidiary" shall mean any corporation, association or other
            ----------
business entity at least 50% of the outstanding voting stock of which is at the time owned or controlled directly or indirectly by the Company or by one or more of such subsidiary entities or both.

     11.   Fees and Costs.  In the event a Holder of any Security brings an
           --------------
action against the Company or the Company brings an action against a Holder arising under this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement or the Certificate, including without limitation such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

     12.    Miscellaneous.
            -------------

     12.1.  Waivers and Amendments.  With the written consent of the Holders
            ----------------------
of a Majority of the Conversion Stock (a) the obligations of the Company and the rights of the Holders of the Securities under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and
(b) the Company may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of any supplemental agreement or modifying in any manner the rights and obligations hereunder of the Holders of the Securities and the Company.

            The foregoing notwithstanding, no such waiver or supplemental agreement shall affect any of the rights of any Holder of a Security created by the Certificate or by the California Corporations Code without compliance with all applicable provisions of the California Corporations Code.

            Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally or by course of dealing, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     12.2.  Notices.  All notices and other communications provided for or
            -------
permitted hereunder shall be made in writing by hand-delivery or registered first-class mail, facsimile, or air courier guaranteeing overnight delivery:

            (a) If to a Holder of any of the Securities, addressed to such Holder at its address shown on the signature pages hereof, or at such other address as such Holder may specify by written notice to the Company, or

            (b) If to the Company initially at the following address:

                        Digital Sound Corporation
                        6307 Carpinteria Avenue
                        Carpinteria, California 93013
                        Attention:  B. Robert Suh
                        Facsimile:  (805) 566-2004

            All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when receipt is electronically acknowledged, if by facsimile;

and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

     12.3.    Severability.  Should any one or more of the provisions of this
              ------------
Agreement or of any agreement entered into pursuant to this Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement and of each other agreement entered into pursuant to this Agreement shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

     12.4.    Successors, Assignees and Transferees.  All the terms and
              -------------------------------------
provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not, and, in particular, shall be binding upon and inure to the benefit of any immediate or remote transferee of any Investor that is a Holder at the time of any of the Securities; provided, however, that a transferee who acquires Securities in a public offering registered under the Securities Act or in a transaction that qualifies for exemption pursuant to Rule 144 under the Securities Act shall take such Securities free of the benefits and burdens of this Agreement. This Agreement shall not run to the benefit of or be enforceable by any Person other than a party to this Agreement and such successors, assigns and transferees.

     12.5.    Headings.  The headings of the Sections and paragraphs of this
              --------
Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

     12.6.    Choice of Law.  It is the intention of the parties that the
              -------------
internal laws, and not the laws of conflicts, of California should govern the enforceability and validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

     12.7.    Entire Agreement.  This Agreement contains the entire
              ----------------
agreementbetween the parties hereto with respect to the transactions contemplated by this Agreement and supersedes all prior arrangements or understandings with respect thereto.

     12.8.    Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

     12.9.    Expenses.  Except as specifically provided herein, all reasonable
              --------
legal costs and expenses of Cooley Godward LLP incurred in connection with this Agreement and the transactions contemplated hereby on behalf of the Investors shall be paid by the Company.

     If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this letter and return the same to the undersigned, whereupon this letter shall become a binding contract between you and the undersigned.

                           (Signature pages follow)


Preferred Stock Purchase Agreement


                         DIGITAL SOUND CORPORATION


                         By  /s/    Mark C. Ozur
                             -----------------------
                             Mark C. Ozur, President


                         and  /s/  B. Robert Suh
                              ----------------------
                         B. Robert Suh, Secretary



Preferred Stock Purchase Agreement

The foregoing Agreement is
hereby accepted as of the
date first above written.

SCOT B. JARVIS, AN INDIVIDUAL


By: /s/  Scott B. Jarvis
_______________________________
 Scot B. Jarvis, an Individual

Exact name of Investor or nominee
as it should appear on stock and convertible
promissory note certificates:  Scot B. Jarvis
                               --------------

Address for notices:

           Cedar Grove Partners, LLC
           4153 Issaquah Pine Lake Road S.E.
           Issaquah, WA 98029

           Attention: Scot B. Jarvis

           Telephone: (888) 222-7268

           Facsimile: (425) 392-9944


Investor is organized under the laws
of the State of N/A
                ---

     Preferred Stock Purchase Agreement

     The foregoing Agreement is
     hereby accepted as of the
     date first above written.

     MICHAEL J. WILLNER, AN INDIVIDUAL

     By: /s/ Michael J. Willner
     ____________________________________
       Michael J. Willner, an Individual


     Exact name of Investor or nominee
     as it should appear on stock and convertible
     promissory note certificates:  Michael J. Willner
                                    ------------------

     Address for notices:

           c/o Willner Properties
           150 Allendale Road
           King of Prussia, PA  19406

           Attention: Michael J. Willner

          Telephone: (610) 265-8121

          Facsimile: (610) 265-8325


     Investor is organized under the laws
     of the State of N/A
                     ---

     Preferred Stock Purchase Agreement

     The foregoing Agreement is
     hereby accepted as of the
     date first above written.

     SPRING POINT PARTNERS, L.P.


     By: /s/  John D. Botti
     _________________________________
       John D. Botti, Managing Partner


     Exact name of Investor or nominee
     as it should appear on stock and convertible
     promissory note certificates:  Spring Point Partners, L.P.
                                    ---------------------------

     Address for notices:


     655 Montgomery Street, Suite 600
     San Francisco, CA  94111

     Attention: John D. Botti

     Telephone: (415) 263-1890

     Facsimile: (415) 399-9828

     Investor is organized under the laws
     of the State of California
                     ----------

     Preferred Stock Purchase Agreement

     The foregoing Agreement is
     hereby accepted as of the
     date first above written.


     NEWBERG FAMILY TRUST UTA DTD 12/18/90


     By: /s/ Bruce Newberg
     __________________________________________
       Bruce Newberg, Trustee

     Exact name of Investor or nominee
     as it should appear on stock and convertible
     promissory note certificates:  Newberg Family Trust UTA DTD 12/18/90
                                    -------------------------------------

     Address for notices:


     11601 Wilshire Blvd., Suite 1940
     Los Angeles, CA  90025


     Attention: Bruce Newberg

     Telephone: (310) 914-9293

     Facsimile: (310) 914-9242


     Investor is organized under the laws
     of the State of California
                     ----------

     Preferred Stock Purchase Agreement

     The foregoing Agreement is hereby accepted as of the date first above written.

     FREDERICK J. AND ROBIN GRACE WARREN, AS JOINT TENANTS


     By: /s/ Frederick J. Warren    By: /s/ Robin Grace Warren
     ___________________________    __________________________
     Frederick J. Warren            Robin Grace Warren


     Exact name of Investor or nominee
     as it should appear on stock and convertible
     promissory note certificates:  Frederick J. Warren and Robin Grace Warren,
                                    -------------------------------------------
     as Joint Tenants
     ----------------



     Address for notices:

                    11150 Santa Monica Blvd., Suite 1200
                    Los Angeles, CA  90025

                    Attention: Frederick J. Warren and Robin Grace Warren

                    Telephone: (310) 477-6611

                    Facsimile: (310) 477-1011


     Investor is organized under the laws
     of the State of N/A
                     ---

     Preferred Stock Purchase Agreement

     The foregoing Agreement is
     hereby accepted as of the
     date first above written.

     STROME SUSSKIND HEDGECAP FUND, L.P.


     By:   Strome Susskind Investment Management, L.P.
           a Delaware limited partnership
     Its:  General Partner


           By:   SSCO, Inc.
                 a Delaware corporation
           Its:  General Partner

                 By: /s/   Jeffrey Susskind
                 ---------------------------------------------
                 Jeffrey Susskind, Director and Vice President


     Exact name of Investor or nominee
     as it should appear on stock and convertible
     promissory note certificates:  Strome-Susskind Hedgecap Fund, L.P.
                                    -----------------------------------

     Address for notices:


     100 Wilshire Blvd., 15th Floor
     Santa Monica, CA  90401

     Attention: Jeffrey Susskind

     Telephone: (310) 917-6600

     Facsimile: (310) 917-6613


     Investor is organized under the laws
     of the State of Delaware
                     --------

     Preferred Stock Purchase Agreement

     The foregoing Agreement is
     hereby accepted as of the
     date first above written.


     STROME HEDGECAP LIMITED


     By:   Strome Susskind Investment Management, L.P.
           a Delaware limited partnership

     Its:  General Partner


           By:   SSCO, Inc.
                 a Delaware corporation
           Its:  General Partner


                 By: /s/ Jeffrey Susskind
                 __________________________________________
                 Jeffrey Susskind, Director and Vice President


     Exact name of Investor or nominee
     as it should appear on stock and convertible
     promissory note certificates:  Strome Hedgecap Limited
                                    -----------------------

     Address for notices:


                 100 Wilshire Blvd., 15th Floor
                 Santa Monica, CA  90401

                 Attention: Jeffrey Susskind

                 Telephone: (310) 917-6600

                 Facsimile: (310) 917-6613


     Investor is organized under the laws
     of the State of Delaware
                     --------

     Preferred Stock Purchase Agreement

     The foregoing Agreement is
     hereby accepted as of the
     date first above written.

     STROME OFFSHORE, LIMITED


     By:   Strome Susskind Investment Management, L.P.
           a Delaware limited partnership
     Its:  Investment Advisor


           By:   SSCO, Inc.
                 a Delaware corporation
           Its:  General Partner


                 By: /s/  Jeffrey Susskind
                 _____________________________________________
                 Jeffrey Susskind, Director and Vice President

     Exact name of Investor or nominee
     as it should appear on stock and convertible
     promissory note certificates:  Strome Offshore, Limited
                                    ------------------------

     Address for notices:


           100 Wilshire Blvd., 15th Floor
           Santa Monica, CA  90401

           Attention: Jeffrey Susskind

           Telephone: (310) 917-6600

           Facsimile: (310) 917-6613


     Investor is organized under the laws
     of the Cayman Islands
            --------------

     Preferred Stock Purchase Agreement

     The foregoing Agreement is
     hereby accepted as of the
     date first above written.

     STROME PARTNERS, L.P.


     By:   Strome Susskind Investment Management, L.P.
           a Delaware limited partnership
     Its:  General Partner


           By:   SSCO, Inc.
                 a Delaware corporation
           Its:  General Partner


                 By: /s/ Jeffrey Susskind
                 ---------------------------------------------
                 Jeffrey Susskind, Director and Vice President


     Exact name of Investor or nominee
     as it should appear on stock and convertible
     promissory note certificates:  Strome Partners, L.P.
                                    ---------------------

     Address for notices:

           100 Wilshire Blvd., 15th Floor
           Santa Monica, CA  90401

           Attention: Jeffrey Susskind

           Telephone: (310) 917-6600

           Facsimile: (310) 917-6613


     Investor is organized under the laws
     of the State of Delaware
                     --------

     Preferred Stock Purchase Agreement

     The foregoing Agreement is
     hereby accepted as of the
     date first above written.

     MOORE GLOBAL INVESTMENTS, LTD.


     By:   Moore Capital Management, Inc.
     Its:  Trading Advisor


           By: /s/ Sarvas Savvinidis
           _________________________________________
           Sarvas Savvinidis, Director of Operations


     Exact name of Investor or nominee
     as it should appear on stock and convertible
     promissory note certificates:  Moore Global Investments, Ltd.
                                    ------------------------------

     Address for notices:


             c/o Moore Capital Management, Inc.
             1251 Avenue of the Americas
             New York, New York 10020

             Attention: Michael Heffernan

             Telephone: (212) 782-7033

             Facsimile: (212) 575-6832

     Investor is organized under the laws
     of the British Virgin Islands
            ----------------------

     Preferred Stock Purchase Agreement

     The foregoing Agreement is
     hereby accepted as of the
     date first above written.

     REMINGTON INVESTMENT STRATEGIES, L.P.


     By:   Moore Capital Advisors, L.L.C.
     Its:  General Partner


           By: /s/  Sarvas Savvinidis
           _________________________________________
           Sarvas Savvinidis, Director of Operations


     Exact name of Investor or nominee
     as it should appear on stock and convertible
     promissory note certificates:  Remington Investment Strategies, L.P.
                                    -------------------------------------

     Address for notices:


               Moore Capital Advisors, L.L.C.
               1251 Avenue of the Americas
               New York, New York 10020

               Attention: Michael Heffernan

               Telephone: (212) 782-7033

               Facsimile: (212) 575-6832


     Investor is organized under the laws
     of the State of Delaware
                     --------

     Preferred Stock Purchase Agreement


     The foregoing Agreement is
     hereby accepted as of the
     date first above written.

     CITIVENTURE 96 PARTNERSHIP FUND, L.P.


     By:   Chancellor LGT Asset Management, Inc.
     Its:  Investment Advisor


           By: /s/  Allesandro Piol
           ____________________________________
           Allesandro Piol, Managing Director


     Exact name of Investor or nominee
     as it should appear on stock and convertible
     promissory note certificates:  Citiventure 96 Partnership Fund, L.P.
                                    -------------------------------------


     Address for notices:


           c/o Chancellor LGT Asset Management, Inc.
           1166 Avenue of the Americas
           New York, NY 10038

           Attention: Mark Radovanovich

           Telephone: (212) 278-9683

           Facsimile: (212) 278-9883


     Investor is organized under the laws
     of the Cayman Islands
            --------------

     Preferred Stock Purchase Agreement

     The foregoing Agreement is
     hereby accepted as of the
     date first above written.

     CHANCELLOR LGT PRIVATE CAPITAL OFFSHORE PARTNERS II, L.P.


     By:   CPCO Associates, L.P.
     Its:  Investment General Partner


           By:   Chancellor LGT Venture Partners, Inc.,
           Its:  General Partner


                 By:  /s/ Allesandro Piol
                 __________________________________
                 Allesandro Piol, Managing Director

     Exact name of Investor or nominee
     as it should appear on stock and convertible
     promissory note certificates:  Chancellor LGT Private Capital Offshore
                                    ---------------------------------------
     Partners II, L.P.
     -----------------


     Address for notices:


                 c/o Chancellor LGT Asset Management, Inc.
                 1166 Avenue of the Americas
                 New York, NY 10036

                 Attention: Mark Radovanovich

                 Telephone: (212) 278-9683

                 Facsimile: (212) 278-9883

     Investor is organized under the laws
     of the Cayman Islands
            --------------

     Preferred Stock Purchase Agreement

     The foregoing Agreement is
     hereby accepted as of the
     date first above written.

     CHANCELLOR LGT PRIVATE CAPITAL OFFSHORE PARTNERS I, C.V.

     By:   Chancellor LGT KME IV Partner, L.P.
     Its:  Investment General Partner

           By:   Chancellor LGT Venture Partners, Inc.
           Its:  General Partner

                 By:  /s/  Allesandro Piol
                 ____________________________________________
                 Allesandro Piol, Managing Director


     Exact name of Investor or nominee
     as it should appear on stock and convertible
     promissory note certificates:  Chancellor LGT Private Capital Offshore
                                    ---------------------------------------
     Partners I, C.V.
     ----------------


     Address for notices:


                 c/o Chancellor LGT Asset Management, Inc.
                 1166 Avenue of the Americas
                 New York, NY 10036

                 Attention: Mark Radovanovich

                 Telephone: (212) 278-9683

                 Facsimile: (212) 278-9883


     Investor is organized under the laws
     of the Netherlands Antilles
            --------------------

     Preferred Stock Purchase Agreement

     The foregoing Agreement is
     hereby accepted as of the
     date first above written.

     CHANCELLOR LGT PRIVATE CAPITAL OFFSHORE PARTNERS III, L.P.


     By:   CPCP Associates, L.P.
     Its:  General Partner

           By:   Chancellor LGT Venture Partners, Inc.
           Its:  General Partner


                 By:  /s/ Allesandro Piol
                 ___________________________________
                 Allesandro Piol, Managing Director

     Exact name of Investor or nominee
     as it should appear on stock and convertible
     promissory note certificates:  Chancellor LGT Private Capital Offshore
                                    ---------------------------------------
     Partners III, L.P.
     ------------------



     Address for notices:


                 c/o Chancellor LGT Asset Management, Inc.
                 1166 Avenue of the Americas
                 New York, NY 10036

                 Attention: Mark Radovanovich

                 Telephone: (212) 278-9683

                 Facsimile: (212) 278-9883


     Investor is organized under the laws
     of the Delaware
            --------

     Preferred Stock Purchase Agreement

     The foregoing Agreement is
     hereby accepted as of the
     date first above written.

     OAK INVESTMENT PARTNERS VII, LIMITED PARTNERSHIP


     By:   Oak Associates VII, L.L.C.
     Its:  General Partner

           By: /s/  Bandel Carano
           ______________________________________
           Bandel Carano, Managing Member

     Exact name of Investor or nominee
     as it should appear on stock
     certificate:  Oak Investment Partners VII, Limited Partnership
                   ------------------------------------------------

     Address for notices:

                 525 University Avenue
                 Suite 1300
                 Palo Alto, CA  94301

                 Attention: Bandel Carano

                 Telephone: (650) 614-3700

                 Facsimile: (650) 328-6345


     Investor is organized under the laws
     of the State of Delaware
                     --------

     Preferred Stock Purchase Agreement

     The foregoing Agreement is
     hereby accepted as of the
     date first above written.

     OAK VII AFFILIATES FUND, LIMITED PARTNERSHIP


     By:   Oak VII Affiates, L.L.C.
     Its:  General Partner


           By:  /s/  Bandel Carano
           _______________________________________
           Bandel Carano, Managing Member

     Exact name of Investor or nominee
     as it should appear on stock
     certificate:  Oak VII Affiliates Fund, Limited Partnership
                   --------------------------------------------


     Address for notices:


                 525 University Avenue
                 Suite 1300
                 Palo Alto, CA  94301

                 Attention: Bandel Carano

                 Telephone: (650) 614-3700

                 Facsimile: (650) 328-6345

     Investor is organized under the laws
     of the State of Delaware
                     --------

     Preferred Stock Purchase Agreement

     The foregoing Agreement is
     hereby accepted as of the
     date first above written.


     OAK INVESTMENT PARTNERS V, LIMITED PARTNERSHIP


     By:   Oak Associates V, L.L.C.
     Its:  General Partner


           By:  /s/ Bandel Carano
           ___________________________________________
           Bandel Carano, Managing Member


     Exact name of Investor or nominee
     as it should appear on stock
     certificate:  Oak Investment Partners V, Limited Partnership
                   ----------------------------------------------


     Address for notices:

                 525 University Avenue
                 Suite 1300
                 Palo Alto, CA  94301

                 Attention: Bandel Carano

                 Telephone: (650) 614-3700

                 Facsimile: (650) 328-6345

     Investor is organized under the laws
     of the State of Delaware
                     --------

     Preferred Stock Purchase Agreement

     The foregoing Agreement is
     hereby accepted as of the
     date first above written.


     OAK V AFFILIATES FUND, LIMITED PARTNERSHIP


     By:   Oak V Affiliates
           a Connecticut partnership
     Its:  General Partner


           By:  /s/ Bandel Carano
           ____________________________________
           Bandel Carano, General Partner


     Exact name of Investor or nominee
     as it should appear on stock

     certificate:  Oak V Affiliates Fund, Limited Partnership
                   ------------------------------------------


     Address for notices:

                 525 University Avenue
                 Suite 1300
                 Palo Alto, CA  94301

                 Attention: Bandel Carano

                 Telephone: (650) 614-3700

                 Facsimile: (650) 328-6345

     Investor is organized under the laws
     of the State of Delaware
                     --------

     Preferred Stock Purchase Agreement

     The foregoing Agreement is
     hereby accepted as of the
     date first above written.

     MICROSOFT CORPORATION


     By:     /s/  Gregory B. Maffei
     -------------------------------
     Title:  Chief Financial Officer
     -------------------------------

     Exact name of Investor or nominee
     as it should appear on stock and convertible
     promissory note certificates:  Microsoft Corporation
                                    ---------------------


     Address for notices:


                 One Microsoft Way
                 9N/1266
                 Redmond, WA  98052-6399

                 Attention: Robert A. Eshelman

                 Telephone: (425) 882-8080

                 Facsimile: (425) 936-7329


     Investor is organized under the laws
     of the State of Washington
                     ----------

                SCHEDULES TO PREFERRED STOCK PURCHASE AGREEMENT


     Section 5.1      Due Organization; Subsidiaries; etc.

     Section 5.3 Capitalization rights of certain persons to purchase the Company's capital stock or require the registration of such capital stock under the Securities Act.

     Section 5.5 Absence of Changes: A list of certain changes or events since September 30, 1997.

     Section 5.7 Contracts: A list of the material contracts of the Company whereby the Company is, or may deemed to be, in default.

     Section 5.8      Certain Liabilities of the Company.

     Section 5.11 Legal Proceedings: A list of material litigation of the Company and its Subsidiaries.

     Section 5.15 Non-Contravention; Consents: A list of agreements, obligations, encumbrances, and plans of the Company that the execution and performance of the Preferred Stock Purchase Agreement would cause a breach or default thereof.

                                    ANNEX A
                                    -------

                             SCHEDULE OF INVESTORS

                                                   Principal Amount
                           Number of Shares         of Convertible       Purchase Price
                          of Preferred Stock       Promissory Notes         or Other
Name/Nominee                Being Purchased        Being Purchased       Consideration
------------             -------------------       ----------------      --------------
Scot B. Jarvis                   4,463             $   16,522.50         $   49,995.00
Michael J. Willner              13,387             $   49,597.50         $  150,000.00
Spring Point                    22,312             $   82,657.50         $  249,997.50
 Partners, L.P.
Newberg Family Trust            26,775             $   99,187.50         $  300,000.00
 UTA DTD 12/18/90
Frederick J. Warren             44,625             $  165,315.00         $  500,002.50
 and Robin Grace
 Warren
Strome Susskind                 75,863             $  281,032.50         $  850,005.00
 Hedgecap Fund, L.P
Strome Hedgecap                 13,387             $   49,597.50         $  150,000.00
 Limited
Strome Offshore,                49,087             $  181,845.00         $  549,997.50
 Limited
Strome Partners, L.P.           40,163             $  148,777.50         $  450,000.00
Moore Global                   164,667             $  609,997.50         $1,845,000.00
 Investments, Ltd.
Remington Investment            36,146             $  133,905.00         $  405,000.00
 Strategies, L.P.
Citiventure 96                 232,586             $  861,607.50         $2,606,002.50
 Partnership Fund,
 L.P.
Chancellor LGT                 103,441             $  383,190.00         $1,158,997.50
 Private Capital
 Offshore Partners
 II, L.P.
Chancellor LGT                   8,121             $   30,090.00         $   90,997.50
 Private Capital
 Offshore Partners I,
 C.V.
Chancellor LGT                  57,477             $  212,925.00         $  644,002.50
 Private Capital
 Partners III, Limited
 Partnership
Oak Investment                 435,317             $1,612,627.50         $4,877,505.00
 Partners VII,
 Limited Partnership
Oak VII Affiliates              10,933             $   40,500.00         $  122,497.50
 Fund, Limited
 Partnership
Oak Investment                 652,000                                   Surrender for
 Partners V, Limited                                                     cancellation
 Partnership                                                             Certificate No. 1
                                                                         evidencing 2,573,684
                                                                         shares of Series A
                                                                         Preferred Stock
Oak V Affiliates                14,667                                   Surrender for
 Fund, Limited                                                           cancellation
 Partnership                                                             Certificate No. 2
                                                                         evidencing 57,895
                                                                         shares of Series A
                                                                         Preferred Stock
Microsoft Corporation          446,250             $1,653,127.50         $5,000,002.50

                                          ANNEX B


              Certificate of Determination


                                          ANNEX C


              Convertible Promissory Note

                                          ANNEX D

              Registration Rights Agreement

                                    ANNEX E

     1. The Corporation has been duly incorporated and is validly existing and in good standing under the laws of the State of California with full corporate power and authority to own or lease its properties and conduct its business as presently being conducted.

     2. The Corporation has corporate power and authority to enter into and perform its obligations under the Documents.

     3. Each of the Documents has been duly authorized, executed and delivered by the Corporation and is the legally valid and binding obligation of the Corporation enforceable against the Corporation in accordance with its terms.

     4. The execution and delivery by the Corporation of the Documents (A) does not conflict with or violate any provision of (i) the Governing Documents or
(ii) any presently existing law, rule or regulation or, to the best of our knowledge, any order, writ, injunction or decree applicable to the Corporation and (B) does not require the consent or approval of, or registration, declaration or filing with, any California or federal court, or California or federal governmental agency or body except for such consent, approval, registration, declaration or filing, as have been made or secured on or prior to the date hereof.

     5. Based solely, as to factual matters, upon the representations and warranties of the Investors contained in Sections 4.1 and 6 of the Purchase Agreement and on a certificate from an officer of the Corporation, and without any independent investigation of the accuracy of such representations, it is not necessary to register the initial issuance and sale of the shares of Preferred Stock to you and the Convertible Promissory Notes by the Corporation under the circumstances contemplated by the Purchase Agreement, under the Securities Act of 1933, as amended (the "Securities Act").

     6. Except as set forth in the Company Disclosure Schedule, the execution, delivery and performance by the Corporation of each of the Documents does not conflict with or constitute a breach of or default under (with due notice or passage of time or otherwise) any Material Agreement of the Corporation, which conflict, breach, or default could reasonably be expected to have a material adverse effect on the Company and its subsidiaries taken as a whole, or on the ability of the Corporation to perform its material obligations under the Documents.

     7. To the best of our knowledge and except as set forth in the Company Disclosure Schedule or the Company SEC Documents, there is no material action, suit, proceeding or investigation pending or threatened against or affecting the Corporation or any of its properties or assets that seeks to restrain, enjoin, prevent the consummation of or otherwise challenge any of the Documents or the issuance, sale and delivery of the shares of Preferred Stock and the Convertible Promissory Notes pursuant thereto, or that seeks material damages in connection therewith. We expressly advise you that with respect to this paragraph 7, we have not undertaken any search of court dockets or other public records in any jurisdiction with respect to the claims or other matters referred to herein.